UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 14, 2004

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of April 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-2)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-110187	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas (Address of Principal Executive Offices)	77042 (Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-110187) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $780,000,000 in aggregate principal amount of Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class B1, Class B2 and Class B3 of its Mortgage Pass-Through Certificates, Series 2004-2 on April 14, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 7, 2004, as supplemented by the Prospectus Supplement dated April 7, 2004 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of April 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Ocwen Federal Bank FSB, as servicer, EMC Mortgage Corporation, as back-up servicer, The Murrayhill Company, as credit risk manager, and Wachovia Bank, National Association, as trustee.  The “Certificates” consist of the following classes: Class A1, Class A2, Class A3, Class A4, Class A5, Class M1, Class M2, Class M3, Class B1, Class B2, Class B3, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of a pool of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of $800,001,300.45 as of April 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of April 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Ocwen Federal Bank FSB, as servicer, EMC Mortgage Corporation, as back-up servicer, The Murrayhill Company, as credit risk manager, and Wachovia Bank, National Association, as trustee.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES CORPORATION

By: /s/ Stuart D. Marvin

Name: Stuart D. Marvin
Title:   Executive Vice President

Dated:  April 14, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of April 1, 2004, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Ocwen Federal Bank FSB, as servicer, EMC Mortgage Corporation, as back-up servicer, The Murrayhill Company, as credit risk manager, and Wachovia Bank, National Association, as trustee.